Debt	12 Months Ended
Dec. 31, 2010
Debt

4. Debt

Debt consists of the following (in millions):

	December 31, 2010	December 31, 2009
Series K senior notes, with a rate of 7 1/8% due November 2013	$250	$725
Series M senior notes, with a rate of 7% due August 2012	—	344
Series O senior notes, with a rate of 6 3/8% due March 2015	650	650
Series Q senior notes, with a rate of 6 3/4% due June 2016	800	800
Series S senior notes, with a rate of 6 7/8% due November 2014	498	498
Series T senior notes, with a rate of 9% due May 2017	388	387
Series U senior notes, with a rate of 6% due November 2020	500	—
2004 Exchangeable Senior Debentures, with a rate of 3 1/4% due April 2024	325	323
2007 Exchangeable Senior Debentures, with a rate of 2 5/8% due April 2027	502	484
2009 Exchangeable Senior Debentures, with a rate of 2 1/2% due October 2029	329	316
Senior notes, with rate of 10.0% due May 2012	7	7

Total senior notes	4,249	4,534
Credit facility	58	—
Mortgage debt (non-recourse) secured by $1.1 billion and $1.5 billion of real estate assets, with an average interest rate of 4.7% and 5.1% at December 31, 2010 and 2009, maturing through December 2023(1)	1,025	1,217
Other	145	86

Total debt	$5,477	$5,837

(1)	The assets securing mortgage debt represents the book value of real estate assets, net of accumulated depreciation. These amounts do not represent the current fair value of the assets.

In addition to the transactions described below, during 2011, we completed several significant debt transactions, including debt issuances, assumptions, refinancing, and repayments. See Note 21– “Subsequent Events” for a description of the significant 2011 transactions.

Senior Notes

General. Under the terms of our senior notes indenture, which includes our Exchangeable Senior Debentures, our senior notes are equal in right of payment with all of our unsubordinated indebtedness and senior to all of our subordinated obligations. The face amount of our senior notes as of December 31, 2010 and 2009 was $4.4 billion and $4.7 billion, respectively. The senior notes balance as of December 31, 2010 and 2009 includes discounts of approximately $109 million and $145 million, respectively. The notes under our senior notes indenture are guaranteed by certain of our existing subsidiaries and are secured by pledges of equity interests in many of our subsidiaries. The guarantees and pledges ratably benefit the notes under our senior notes indenture, as well as our credit facility, certain other senior debt, and interest rate swap agreements and other hedging agreements, if any, with lenders that are parties to the credit facility. We pay interest on each series of our senior notes semi-annually in arrears at the respective annual rates indicated on the table above.

Under the terms of the senior notes indenture, our ability to incur indebtedness and pay dividends is subject to restrictions and the satisfaction of various conditions. As of December 31, 2010, we are in compliance with all of these covenants.

We completed the following senior notes transactions during 2010 and 2009:

•

on October 25, 2010, we issued $500 million of 6% Series U senior notes due November 1, 2020 and received proceeds of approximately $492 million, net of underwriting fees and expenses. Interest on the Series U senior notes is payable semi-annually in arrears on February 1 and August 1, beginning on February 1, 2011. The Series U senior notes were exchanged for Series V senior notes in February 2011. The terms are substantially identical in all aspects, except that the new series are registered under the Securities Act of 1933 and are, therefore, freely transferable by the holders;

•

in November and August 2010, we redeemed a total of $475 million of the then outstanding $725 million, 7 1/8% Series K senior notes that are due in November 2013. A portion of the proceeds from the Series U senior notes issuance was used for the redemption of $250 million of these notes in November 2010. As a result of the redemptions, we recorded a $12 million loss on debt extinguishment, which is included in interest expense;

•

the initial put date for our 3 1/4% senior debentures (“2004 Debentures”) was April 15, 2010. At that time, the holders had the right to require us to purchase the 2004 Debentures at a price equal to 100% of the principal amount outstanding, plus accrued interest. None of the 2004 Debentures were validly tendered pursuant to the put option. Therefore, the $325 million aggregate principal amount of the 2004 Debentures remains outstanding. We currently may redeem for cash all, or a portion, of the 2004 Debentures upon a 30 day notice to the holders. If, at any time, we elect to redeem the 2004 Debentures and the exchange value exceeds the cash redemption price, we would expect the holders to elect to redeem the 2004 Debentures for Host Inc. stock rather than for cash equal to the redemption price. The next put option date for holders of the 2004 Debentures is April 15, 2014;

•

on January 20, 2010, we redeemed the remaining $346 million outstanding of our 7% Series M senior notes that were due in August 2012. As a result of the repurchase, we recorded an $8 million loss on debt extinguishments, which is included in interest expense;

•

on December 22, 2009, we issued $400 million of 2 1/2% Exchangeable Senior Debentures and received proceeds of $391 million, net of underwriting fees and expenses (the “2009 Debentures”). The proceeds, along with available cash, were used to redeem the remaining $346 million of the 7% Series M senior notes (described above) and to repay the $124 million mortgage on the Atlanta Marriott Marquis in the first quarter of 2010. We separately account for the debt and equity portion of the debentures to reflect the fair value of the liability component based on our non-convertible borrowing cost at the issuance date. Accordingly, we recorded the liability component of the debentures at a fair value of $316 million, which is based on an effective interest rate of 6.9% on December 16, 2009. We will amortize the resulting discount over the expected life of the debentures. See “Exchangeable Debentures” below;

•

during 2009, we repurchased approximately $74 million face amount of the 2 5/8% Exchangeable Senior Debentures (the “2007 Debentures”), with a carrying value of $68 million, for $66 million and recorded a gain of approximately $2 million on the transactions. We have $526 million face amount of the 2007 Debentures outstanding;

•

on May 11, 2009, Host L.P. issued $400 million of 9% Series T senior notes maturing May 15, 2017 and received proceeds of approximately $380 million, net of discounts and underwriting fees and expenses. Interest on the Series T notes is payable semi-annually in arrears on January 15 and July 15, beginning July 15, 2009. A portion of the proceeds was used to repay the $200 million outstanding on the revolver portion of our credit facility and the outstanding $135 million mortgage debt on the Westin Kierland Resort & Spa; and

•

in the first quarter of 2009, we repurchased $75 million face amount of the 2004 Debentures, with a carrying value of $72 million, for approximately $69 million and recorded a gain on the repurchase of approximately $3 million. We have $325 million face amount of the 2004 Debentures outstanding.

The gains on the repurchased debentures are recorded in interest expense in the consolidated financial statements. We evaluated the fair value of the debt repurchased based on the fair value of the cash flows at the date of the repurchase discounted at risk adjusted rates. Based on this calculation, the fair value of the debt repurchased was generally greater than the conversion price; therefore, substantially all of the repurchase price was allocated to the debt portion of the debentures.

Exchangeable Debentures

As of December 31, 2010, we have three issuances of exchangeable senior debentures outstanding: $400 million of 2  1/2% debentures that were issued on December 22, 2009, $526 million of 2 5/8% debentures that were issued on March 23, 2007 and $325 million of 3 1/4% debentures that were issued on March 16, 2004, collectively, the “Debentures.” The Debentures are equal in right of payment with all of our other senior notes. Holders have the right to require us to purchase the Debentures at a price equal to 100% of the principal amount outstanding plus accrued interest (the “put option”) on certain dates subsequent to their respective issuances. Holders of the Debentures also have the right to exchange the Debentures prior to maturity under certain conditions, including at any time at which the closing price of Host Inc.’s common stock is more than 120% (for the 2004 Debentures) or 130% (for the 2007 and 2009 Debentures) of the exchange price per share for at least 20 of 30 consecutive trading days during certain periods or any time up to two days prior to the date on which the Debentures have been called for redemption. We can redeem for cash all, or a portion, of any of the Debentures at any time subsequent to each of their respective redemption dates at a redemption price of 100% of the principal amount plus accrued interest. If, at any time, we elect to redeem the Debentures and the exchange value exceeds the cash redemption price, we would expect the holders to elect to exchange the Debentures at the respective exchange value rather than receive the cash redemption price. The exchange value is equal to the applicable exchange rate multiplied by the price of Host Inc.’s common stock. Upon exchange, the 2004 Debentures would be exchanged for Host Inc.’s common stock, the 2007 Debentures would be exchanged for a combination of cash (for the principal balance of the debentures) and Host Inc.’s common stock (for the remainder of the exchange value) and the 2009 Debentures would be exchanged for Host Inc.’s common stock, cash or a combination thereof, at our option. Based on Host Inc.’s stock price at December 31, 2010, the 2004 Debentures’ and 2009 Debentures’ if-converted value would exceed the outstanding principal amount by $54 million and $108 million, respectively. As of February 18, 2011, none of the Debentures were exchangeable by holders.

The following chart details our outstanding Debentures as of December 31, 2010:

	Maturity date	Next put option date	Redemption date	Outstanding principal amount	Current exchange rate for each $1,000 of principal	Current equivalent exchange price	Exchangeable share equivalents
				(in millions)	(in shares)		(in shares)
2009 Debentures	10/15/2029	10/15/2015	10/20/2015	$400	71.0101	$14.08	28.4 million
2007 Debentures	4/15/2027	4/15/2012	4/20/2012	526	32.0239	31.23	16.8 million
2004 Debentures	4/15/2024	4/15/2014	4/19/2009	325	65.3258	15.31	21.2 million

Total				$1,251

We separately account for the liability and equity components of our Debentures to reflect the fair value of the liability component based on our non-convertible borrowing cost at the issuance date. Accordingly, for the Debentures, we record the liability components thereof at fair value as of the date of issuance and amortize the resulting discount as an increase to interest expense over the expected life of the debt; however, there is no effect on our cash interest payments. We measured the fair value of the debt components of the 2009 Debentures, 2007 Debentures and 2004 Debentures at issuance based on effective interest rates of 6.9%, 6.5% and 6.8%, respectively. As a result, we attributed $247 million of the proceeds received to the conversion feature of the Debentures. This amount represents the excess proceeds received over the fair value of the debt at the date of issuance and is included in Host Inc.’s additional paid-in capital and Host L.P.’s capital on the consolidated balance sheets. The following chart details the initial allocations between the debt and equity components of the Debentures, net of the original issue discount, based on the effective interest rate at the time of issuance, as well as the debt balances at December 31, 2010:

	Initial Face Amount	Initial Liability Value	Initial Equity Value	Face Amount Outstanding at 12/31/2010	Debt Carrying Value at 12/31/2010	Unamortized Discount at 12/31/2010
	(in millions)
2009 Debentures	$400	$316	$82	$400	$329	$71
2007 Debentures	600	502	89	526	502	24
2004 Debentures	500	413	76	325	325	—

Total	$1,500	$1,231	$247	$1,251	$1,156	$95

Interest expense recorded for the Debentures for the periods presented consists of the following (in millions):

	2010	2009	2008
Contractual interest expense (cash)	$34	$26	$32
Non-cash interest expense due to discount amortization	32	27	30

Total interest expense	$66	$53	62

Authorization for Senior Notes and Exchangeable Senior Debentures Repurchase

In February 2010, Host Inc.’s Board of Directors authorized the repurchase of up to $400 million of senior notes, exchangeable senior debentures, mortgage debt and preferred stock. Host Inc. may purchase senior notes and exchangeable debentures through open market purchases, privately negotiated transactions, tender offers or, in some cases, through the early redemption of such securities pursuant to their terms. Repurchases of debt, if any, will depend on prevailing market conditions, our liquidity requirements, contractual restrictions and other factors. Any refinancing or retirement before the maturity date would affect earnings as a result of the payment of any applicable call premiums and the acceleration of previously deferred financing costs.

In February 2011, Host Inc.’s Board of Directors authorized repurchases up to $500 million of senior notes, exchangeable debentures and mortgage debt (other than in accordance with its terms) and terminated the previous authorization. Separately, the Board of Directors authorized redemptions and repurchases of all or a portion of $325 million principal amount of our 2004 Debentures. Any redemption of the 2004 Debentures will not reduce the $500 million of Board authority noted above to repurchase other debt securities.

Credit Facility

On May 25, 2007, we entered into a second amended and restated bank credit facility with Deutsche Bank AG New York Branch, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Citicorp North America Inc., Société Générale and Calyon New York Branch, as Co-Documentation Agents and certain other agents and lenders. The credit facility provides aggregate revolving loan commitments in the amount of $600 million. During any period in which our leverage ratio equals or exceeds 7.0x, new borrowings are limited to such amount as does not cause the aggregate outstanding principal amount under the credit facility to exceed $300 million. The credit facility also includes subcommitments for (i) the issuance of letters of credit in an aggregate amount of $10 million, and (ii) loans in certain foreign currencies in an aggregate amount of $300 million, (A) $150 million of which may be loaned to certain of our Canadian subsidiaries in Canadian Dollars, and (B) $300 million of which may be loaned to us in Pounds Sterling and Euros. The credit facility has an initial scheduled maturity of September 2011. We have an option to extend the maturity for an additional year if certain conditions are met as of September 2011. These conditions include the payment of a fee to the lenders, no default or event of default exists and the maintenance of a leverage ratio below 6.75x. Subject to certain conditions, we also have the option to increase the amount of the facility by up to $190 million to the extent that any one or more lenders, whether or not currently party to the credit facility, commits to be a lender for such amount.

On July 20, 2010, we drew £37 million ($56 million) from our credit facility in order to fund the cash portion of the acquisition of Le Méridien Piccadilly in London. Based on our leverage at December 31, 2010, we have $542 million of remaining available capacity under our credit facility.

Collateral and Guarantees. The obligations under the credit facility are guaranteed by certain of our existing subsidiaries and are currently secured by pledges of equity interests in many of our subsidiaries. The pledges are permitted to be released in the event that certain conditions are satisfied, including the requirement that our leverage ratio falls below 6.0x for two consecutive fiscal quarters. As a result of having satisfied such conditions, currently we are not required to pledge our equity interests in any newly acquired or formed subsidiary, and at our election, we may obtain a release of all existing pledges for so long as our leverage ratio continues to be below 6.0x. The guarantees and pledges ratably benefit our credit facility, as well as the notes outstanding under our senior notes indenture and interest rate swap agreements and other hedging agreements with lenders that are parties to the credit facility.

Prepayments. The loans under the credit facility are required to be prepaid, subject to certain exceptions, with excess proceeds from certain asset sales. Voluntary prepayments of the loans under the credit facility are permitted in whole or in part without premium or penalty.

Financial Covenants. The credit facility contains covenants concerning allowable leverage, fixed charge coverage and unsecured interest coverage. The financial covenants for the credit facility do not apply when there are no borrowings under the credit facility. As of December 31, 2010, we are in compliance with the covenants under our credit facility.

Interest and Fees. We pay interest on revolver borrowings under the credit facility at floating rates plus a margin that is set with reference to our leverage ratio. In the case of LIBOR-based borrowings in U.S. Dollars, as well as Euros and Pounds Sterling denominated borrowings, the rate of interest ranges from 65 basis points to 150 basis points over LIBOR. We also have the option to pay interest based on the higher of the overnight Federal Funds Rate plus 50 basis points and the Prime Lending Rate, plus, in both cases, the applicable spread ranging from 0 to 50 basis points. Based on our leverage ratio at December 31, 2010 of 5.0x, we can borrow at a rate of LIBOR plus 90 basis points or Prime plus 0 basis points. To the extent that amounts under the credit facility remain unused, we pay a quarterly commitment fee on the unused portion of the loan commitment of 10 to 15 basis points, depending on our average revolver usage during the applicable period.

Mortgage Debt

All of our mortgage debt is recourse solely to specific assets, except for environmental liabilities, fraud, misapplication of funds and other customary recourse provisions. As of December 31, 2010, we have 11 assets that are secured by mortgage debt, with an average interest rate of 4.7% that mature between 2011 and 2023. As of December 31, 2010, we are in compliance with the covenants under all of our mortgage debt obligations.

We had the following mortgage debt issuances and repayments since January 2009. Interest for our mortgage debt is payable on a monthly basis:

Transaction Date		Property	Rate	Maturity Date	Amount
					(in millions)
Issuances/Assumptions
September	2010	W New York, Union Square(1)	6.39%	10/11/2011	$119
July	2010	Le Méridien Piccadilly(2)	1.91%	1/20/2012	51
March	2009	JW Marriott, Washington, D.C.(3)	7.50%	4/2/2013	120
Repayments/Defeasance
December	2010	Partial repayment of Orlando World Center mortgage (4)	3.76%	12/30/2010	54
December	2010	JW Marriott, Desert Springs	9.8%	12/11/2022	71
October	2010	W New York, Union Square(1)	6.39%	10/11/2011	119
February	2010	Atlanta Marriott Marquis	7.4%	2/11/2023	124
September	2009	Westin Kierland Resort & Spa	5.08%	9/1/2009	135
July	2009	San Diego Marriott Hotel & Marina	8.45%	7/1/2009	173
March	2009	The Westin Indianapolis	9.21%	3/11/2022	34

(1)	The amount shown reflects our recorded book value of the mortgage debt on the date of acquisition and defeasance, respectively. The face principal of the mortgage debt assumed was $115 million. We defeased this loan on October 19, 2010, which released us from obligations under the mortgage.
(2)	This floating mortgage is based on LIBOR plus 118 basis points. The rate shown reflects the rate in effect at December 31, 2010. We have the right to extend the maturity for a one year period subject to certain conditions.
(3)	The JW Marriott, Washington, D.C. mortgage debt has a floating interest rate of LIBOR plus 600 basis points, with a LIBOR floor of 1.5%. The interest rate shown reflects the rate in effect at December 31, 2010. Additionally, we have the right to extend the maturity for an additional one-year period, subject to certain conditions. In addition, as required by the loan agreement, we entered into an interest rate cap agreement which caps the LIBOR rate at 3% through the life of the loan.
(4)	On December 17, 2010, we entered into an amendment under the $300 million mortgage loan secured by the Orlando World Center Marriott. As a result of the amendment, we repaid $54 million of the outstanding principal on December 30, 2010 and extended the maturity of the loan to July 1, 2013. We implemented a fixed annual interest rate of 4.75% on the remaining $246 million outstanding.

Interest Rate Derivative Instruments

We have entered into several derivatives in order to manage our exposures to risks associated with changes in interest rates. None of our derivatives have been entered into for trading purposes. See Note 13 – “Fair Value Measurements.”

Aggregate Debt Maturities

Aggregate debt maturities at December 31, 2010 are as follows (in millions):

2011(1)	$192
2012(2)	588
2013	609
2014	1,292
2015	1,062
Thereafter	1,769

5,512
Unamortized (discounts) premiums, net	(95)
Capital lease obligations	60

$5,477

(1)	The debt maturing in 2011 includes $58 million outstanding on our credit facility, for which we have the option to extend the maturity for an additional year, subject to the satisfaction of certain financial covenants.
(2)	In January 2011, we extended the maturity of the $50 million Le Méridien Piccadilly mortgage to January 20, 2012 and, therefore, have included it in the 2012 maturities. The mortgage loan can be extended for an additional one-year period, subject to the satisfaction of certain financial covenants.

Interest

The following are included in interest expense for the years ended December 31, (in millions):

	2010 (1)	2009 (2)	2008
Interest expense	$384	$379	$375
Amortization of debt premiums/discounts, net (3)	(34)	(31)	(33)
Amortization of deferred financing costs	(12)	(12)	(12)
Non-cash gains/(losses) on debt extinguishments	(1)	2	14
Change in accrued interest	10	(11)	(4)

Interest paid (4)	$347	$327	$340

(1)	Interest expense and interest paid for 2010 includes cash prepayment premiums of approximately $20 million. No significant prepayment premiums were paid in 2009 or 2008.
(2)	Interest expense and interest paid for 2009 is net of $7 million received in connection with the 2007 defeasance of $514 million in collateralized mortgage-backed securities.
(3)	Primarily represents the amortization of the debt discount, which is non-cash interest expense, on our Debentures established at the date of issuance. See “–Exchangeable Debentures”.
(4)	Does not include capitalized interest of $3 million, $5 million and $10 million during 2010, 2009 and 2008, respectively.

Amortization of property and equipment under capital leases totaled $1 million, $1 million and $2 million for 2010, 2009 and 2008, respectively, and is included in depreciation and amortization on the accompanying consolidated statements of operations.